UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report: October 1, 2007

SAIC, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33072	20-3562868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)	Appointment of Officer

On October 1, 2007, the company announced that K. Stuart Shea has been promoted to Group President of the Intelligence, Security, and Technology Group, effective October 1, 2007. Mr. Shea, age 50, has served as the company’s Senior Vice President and General Manager of the Space and Geospatial Intelligence business unit since he joined the company in October 2005. Prior to joining the company, from 1999 until 2005, Mr. Shea served as Vice President of TASC, Inc., a business unit of Northrop Grumman Corporation, as Director, Space & Intelligence. Mr. Shea’s business experience is more fully described in the press release included in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release dated October 1, 2007 issued by SAIC, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)			SAIC, INC.

Date: October 1, 2007	By:	/s/ DOUGLAS E. SCOTT
Douglas E. Scott
		Its:	Executive Vice President
General Counsel and Secretary

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